EXHIBIT 32.1

                 Certificate Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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                              Teck Cominco Limited

In connection with the Annual Report of Teck Cominco Limited (the "Company") on Form 40-F for the period ended December 31, 2004 (the "Report") to which this certificate is an exhibit, I, David A. Thompson, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2005                         /s/  David A. Thompson
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                                              David A. Thompson
                                              Chief Executive Officer